FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of October 12, 2007, is between CONCORD TECHNOLOGIES, L.P., a Texas limited partnership ("Concord"), GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, LP, a Texas limited partnership ("Engineering"), GEOSPACE TECHNOLOGIES, LP, a Texas limited partnership ("Geospace"), OYO INSTRUMENTS, LP, a Texas limited partnership ("Instruments"), and OYOG OPERATIONS, LP, a Texas limited partnership ("Operations", and together with Concord, Engineering, Geospace and Instruments, the "Borrowers"), jointly and severally, and REGIONS BANK (F/K/A UNION PLANTERS BANK, N.A.) ("Lender").

RECITALS:

A. Borrowers and Lender entered into that certain Loan Agreement dated as of November 22, 2004, as amended by First Amendment to Loan Agreement dated as of September 19, 2005, Second Amendment to Loan Agreement dated as of June 16, 2006 and Third Amendment to Loan Agreement dated as of January 10, 2007 (collectively, the "Agreement").

B. Pursuant to the Agreement, OYO Geospace Corporation, OYOG, LLC and OYOG Limited Partner, LLC ("Guarantors") executed those certain Guaranty Agreements dated as of January 10, 2007 (the "Guaranty Agreements") pursuant to which Guarantors guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

C. Borrowers and Lender now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE

Definitions

Section Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE

Amendments

Section Amendment to Section 8.12. Effective as of the date hereof, Section 8.12 of the Agreement is amended to read in its entirety as follows:

Section 8.12. Capital Expenditures. No Borrower will permit the aggregate capital expenditures of Borrowers, Guarantors and their Subsidiaries to exceed (a) $18,000,000.00 during the fiscal year ending September 30, 2008 and (b) $12,000.000.00 for the fiscal year ending September 30, 2009 and any fiscal year thereafter.

Section Amendment to Section 9.1. Effective as of the date hereof, Section 9.1 of the Agreement is amended to read in its entirety as follows:

Section 9.1. Tangible Net Worth. (a) As of September 30, 2007, Parent will maintain Tangible Net Worth in an amount not less than $70,000,000.00, and (b) during each twelve (12) month period from October 1 through the next September 30, commencing with the twelve (12) month period beginning on October 1, 2007, and ending on September 30, 2008, Parent will maintain Tangible Net Worth in an amount not less than the sum of (i) $70,000,000.00 plus (ii) fifty percent (50%) of Net Income for each fiscal year of Parent which has been completed as of the date of such calculation, commencing with the fiscal year ending on September 30, 2008; provided, however that for any fiscal year for which Net Income was less than zero, Net Income for such fiscal year shall be assumed to be zero (and shall be calculated as zero for such fiscal year). Tangible Net Worth shall be calculated and tested annually.

Section Amendment to Exhibits. Effective as of the date hereof, Exhibit "M" to the Agreement (No Default Certificate) is amended to conform in its entirety to Annex "A" to this Amendment.

ARTICLE

Conditions Precedent

Section Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

Certificate - Each Borrower. For each Borrower, a certificate of an officer of such Borrower acceptable to Lender certifying (i) resolutions of the General Partner which authorize the execution, delivery and performance by such Borrower of this Amendment and the other Loan Documents executed or delivered or to be executed or delivered in connection therewith to which such Borrower is or is to be a party, and (ii) the names of the officers of such Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party together with specimen signatures of such Persons.

Governmental Certificates - Each Borrower. A certificate issued by the appropriate government official of the state of organization of each Borrower as to the existence of such Borrower.

Additional Information. Such additional documents, instruments and information as Lender may reasonably request.

Section Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE

Ratifications, Representations, and Warranties

Section Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lender that the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the Organizational Documents of such Borrower, the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, no Event of Default or Unmatured Event of Default has occurred and is continuing,  such Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, such Borrower is indebted to Lender pursuant to the terms of the Note, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Note as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, and such Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.

ARTICLE

Miscellaneous

Section Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

Section Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section Expenses of Lender. As provided in the Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

Section Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower under this Amendment shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section Capital Expenditures Waiver. By its execution of this Amendment, Lender waives compliance by Borrower with that portion of Section 8.12 which refers to and limits capital expenditures related to the expansion project at Borrower's facility at 7007 Pinemont, Houston, Texas (the "Pinemont Expansion") to an amount equal to $10,000,000 during the fiscal year ending September 30, 2007. Lender waives any and all Events of Default which may have arisen under the Agreement as a result of the fact that Borrower's capital expenditures related to the Pinemont Expansion exceeded $10,000,000 during the fiscal year ending September 30, 2007. The waiver contained in this Section 5.10 does not constitute a waiver of the $8,000,000 limitation for capital expenditures for purposes other than the Pinemont Expansion during fiscal year ending September 30, 2007.

Section ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWERS:

CONCORD TECHNOLOGIES, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

GEOSPACE ENGINEERING RESOURCES

INTERNATIONAL, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

GEOSPACE TECHNOLOGIES, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

OYO INSTRUMENTS, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

OYOG OPERATIONS, LP

By: OYOG, LLC,

its general partner

By:

Thomas T. McEntire

Vice President and

Chief Financial Officer

LENDER:

REGIONS BANK

By:

Ron Pfeiffer

Senior Vice President

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by such Person shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Note as renewed and extended from time to time.

OYOG, LLC

By:

Thomas T. McEntire

Vice President and Chief Financial Officer

OYOG LIMITED PARTNER, LLC

By:

Thomas T. McEntire

Manager

OYO GEOSPACE CORPORATION

By:

Thomas T. McEntire

Vice President and Chief Financial Officer

LIST OF ANNEXES

Annex Document

A No Default Certificate

Annex "A"

No Default Certificate